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                                                                  EXHIBIT 23.3

                            CONSENT OF PATENT COUNSEL

We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related prospectus of ImClone Systems Incorporated.


                                                      By:/s/ Kenyon & Kenyon

                                                             Kenyon & Kenyon